DELAWARE POOLED® TRUST

Macquarie Labor Select International Equity Portfolio (the "Portfolio")

Supplement to the Portfolio's Prospectus dated February 28, 2018

On November 14, 2018, the Board of Trustees of Delaware Pooled Trust approved a change to the investment authority of the Portfolio to permit investments in securities of other investment companies. This change will be effective sixty (60) days after the date of this Supplement (the "Effective Date").

On the Effective Date, the following replaces the section of the Portfolio's Prospectus entitled "Additional Investment Information – Investment Company Securities":

Investment Company Securities: Any investments in investment company securities, including exchange-traded funds (ETFs), will be limited by the Investment Company Act of 1940, as amended (1940 Act) and would involve a payment of the pro rata portion of the expenses, including advisory fees, of such other investment companies. Under the current 1940 Act limitations, a portfolio may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a portfolio's total assets in the shares of any one investment company; or (iii) invest more than 10% of a portfolio's total assets in shares of other investment companies. These percentage limitations also apply to a portfolio's investment in an unregistered investment company.

All Portfolios may invest in investment companies to the extent that it helps them achieve their investment objectives.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 26, 2018.